UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported): March 15, 2018
GRAPHIC PACKAGING HOLDING COMPANY
GRAPHIC PACKAGING INTERNATIONAL, LLC
(Exact name of registrant as specified in its charter)

Delaware	001-33988	26-0405422
Delaware	033-80475	84-0772929
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1500 Riveredge Parkway, Suite 100
Atlanta, Georgia 30328
(Address of principal executive offices)
(Zip Code)
(770) 240-7200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K/A (this "Amendment") amends the Current Report on Form 8-K filed on January 2, 2018 (the “Original Form 8-K”) by Graphic Packaging Holding Company and Graphic Packaging International, LLC, which indicated that we had (i) closed our previously-announced business combination (the “Combination”) with International Paper Company and (ii) elected to defer filing certain information required by the form, as permitted by the form’s rules. This Amendment supplements the Original Form 8-K to include the historical consolidated financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b), of Form 8-K and should be read in conjunction with the Original Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of business acquired.
The audited combined financial statements of North America Consumer Packaging, a combined business of International Paper Company as of September 30, 2017 and for the nine months ended September 30, 2017 are attached as Exhibit 99.1 to this Amendment.

(b)	Pro forma financial information.
The unaudited pro forma condensed combined financial information reflecting the Combination is attached as Exhibit 99.2 to this Amendment.

(d)	Exhibits

The following exhibits are filed herewith:

Exhibit Number	Description
23.1	Consent of Deloitte & Touche LLP, independent auditors for North America Consumer Packaging, a combined business of International Paper Company
99.1
Audited combined financial statements of North America Consumer Packaging, a combined business of International Paper Company, as of September 30, 2017, and for the nine months ended September 30, 2017

99.2	Unaudited Pro Forma Condensed Combined Financial Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GRAPHIC PACKAGING HOLDING COMPANY
(Registrant)

Date: March 15, 2018	By: /s/ Lauren S. Tashma
Lauren S. Tashma
Senior Vice President, General Counsel and Secretary

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GRAPHIC PACKAGING INTERNATIONAL, LLC
(Registrant)

Date: March 15, 2018	By: /s/ Lauren S. Tashma
Lauren S. Tashma
Senior Vice President, General Counsel and Secretary